LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT	6 Months Ended
Jun. 30, 2024
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT
4. LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT

The Company has two lenders financing its active fleet of Suezmax tankers; (1) the 2019 Senior Secured Credit Facility, including the $30 million Accordion Loan, secured by the fourteen vessels built prior to 2017, and (2) the Financing of 2018-built vessels, the Financing of the 2022-built vessels and the Financing of Nordic Hawk.

2019 Senior Secured Credit Facility and $30 million Accordion Loan
On February 12, 2019 the Company entered into a five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”). On December 16, 2020, the Company entered into a loan agreement for the borrowing of $30.0 million (the “$30 million Accordion Loan”). Further details regarding the facility are disclosed in our 2023 Annual report.

As of December 31, 2023, the Company had $84.6 million drawn under its 2019 Senior Secured Credit Facility, where $11.7 million, net of deferred financing cost of $0.4 million, was presented as Current Portion of Long-Term Debt.

The Company has repaid $6.0 million of the facility in the six months ended June 30, 2024 and as of June 30, 2024, the total outstanding balance was $78.6 million. Excess Cash Flow Payments generated from earnings in 2024 have been waived by the lender.
The credit facility matures in February 2025 and the remaining loan balance of $78.3 million, net of deferred financing cost of $0.3 million, is presented as current liabilities in the balance sheet. The facility has to be repaid with cash generated from operations, refinanced with a new facility or that an extension of the maturity date is agreed with the current lender or being repaid with proceeds from sale of assets. As of the date of this report, the Company has not determined which alternative will be pursued. Although not a preference, the 2022 ATM also provides flexibility. As of June 30, 2024, the loan-to-value ratio was about 12% based on the average of two broker estimates for the fourteen vessels used as collateral for loan and the Company considers that it has flexibility and options available in relation to the maturity of the loan.

Financing of 2018-built Vessels
The Company has three vessels that were built and delivered in 2018. The lender provided financing of 77.5% of the purchase price for each of the three 2018-built vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements, and also has an option to purchase the vessels after eighty-four months and the next anniversaries are in 2025. The purchase options have to be declared six months in advance of the anniversaries for each vessel. Further details regarding the financing are disclosed in our 2023 Annual report.
The outstanding amounts under this financing arrangement were $82.7 million and $87.2 million as of June 30, 2024 and December 31, 2023, respectively, where $9.1 million and $8.9 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of the 2022-built Vessels

The two vessels under this financing arrangement were delivered from the shipyard to the Company in 2022. The lender provided financing of 80.0% of the purchase price for each of the two 2022-built vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase the vessels upon the completion of the ten-year bareboat charter agreements for a consideration of $16.5 million for each vessel and has options to purchase the vessels after sixty and eighty-four months. Further details regarding the financing are disclosed in our 2023 Annual report.

The outstanding amounts under this financing arrangement were $76.6 million and $79.4 million as of June 30, 2024 and December 31, 2023, respectively, where $5.4 million and $5.4 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

Financing of Nordic Hawk

The 2016-built vessel, Nordic Hawk, was delivered to the Company in December 2023. The lender provided financing of 75.0% of the purchase price. Upon delivery of the vessel, the Company entered into an eight-year bareboat charter agreement. The Company has an obligation to purchase the vessel for $5.9 million upon the completion of the eight-year bareboat charter agreement and has the option to purchase the vessel after sixty and eighty-four months. Further details regarding the financing are disclosed in our 2023 Annual report.
The outstanding amounts under this financing arrangement were $50.5 million and $53.5 million as of June 30, 2024, and December 31, 2023, respectively, where $5.9 million and $5.9 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

As of June 30, 2024, the Company has the following scheduled principal repayments required to be made under the Company’s debt facilities as follows:
Debt repayments in $’000s	Total	2024*	2025	2026	2027	2028	Thereafter
2019 Senior Secured Credit Facility	78,601	5,290	73,311	-	-	-	-
Financing of 2018-built Vessels	82,747	4,646	9,534	9,974	10,434	48,159	-
Financing of 2022-built Vessels	76,609	2,773	5,500	5,500	5,500	5,515	51,821
Financing of Nordic Hawk	50,548	3,025	6,016	6,000	6,000	6,016	23,491
Total	288,505	15,734	94,361	21,474	21,934	59,690	75,312

*Q3 and Q4 2024 repayments

The table above includes contractual repayments for the 2019 Senior Secured Credit Facility and the excess cash flow mechanism could result in higher loan repayments than indicated above, if the Company generates excess cash from operations and the funds are applied against the loan balance.

The Company monitors compliance with the financial covenants on a regular basis and as at June 30, 2024, the Company was in compliance with the financial covenants in the debt facilities.

On a regular basis, the Company performs cash flow projections to evaluate whether it will be in a position to cover the liquidity needs for the next 12-month period and the compliance with financial and security ratios under existing and future financing agreements. In developing estimates of future cash flows, the Company makes assumptions about the vessels’ future performance, market rates, operating expenses, capital expenditure, fleet utilization, general and administrative expenses, loan repayments and interest charges. The assumptions applied are based on historical experience and future expectations. The Company prepares cash flow projections for different scenarios and a key input factor to the cash flow projections is the estimated freight rates. The Company applies an average of several broker estimates in combination with own estimates for the coming 12-months period. Based on the current estimates the Company believes that current cash, cash equivalents and restricted cash and cash expected to be generated from operations, together with the ATM program, are sufficient to meet the working capital needs and other liquidity requirements for the next 12 months from the date of this report. Further information related to the maturity of the 2019 Senior Secured Credit Facility in February 2025 is included and discussed above.